UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 30, 2026

Date of Report (Date of earliest event reported)

AiRWA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

74 E. Glenwood Ave., #320

Smyrna, DE 19977

(Address of principal executive offices, including Zip Code)

(646) 453-0678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	YYAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 30, 2026, AiRWA Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission that disclosed the closing of the acquisition (the “Transaction”) contemplated by a share purchase agreement with various sellers to acquire all the share capital of Aberfeldy Holdings Limited, a Seychelles holding company owning 100% of 26 Rafael Sdn. Bhd. (“Rafael”), a Malaysian operating company, for $140,000,000, payable in cash.

The Transaction closed on January 30, 2026.

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Report to include the financial statements required to be filed under Item 9.01(a) of Form 8-K and the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Rafael, the subsidiary of Aberfeldy Holdings Limited, as of and for the year ended April 30, 2025 and 2024, and unaudited financial statements of Rafael as of and for the nine months ended January 31, 2026, as required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended April 30, 2025 and as of and for the nine months ended January 31, 2026, as required by Item 9.01(b) of Form 8-K are attached as Exhibit 99.3 to this Amendment and are incorporated by reference herein.

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
23.1	Consent of Enrome LLP
99.1	Audited financial statements of 26 Rafael Sdn. Bhd. as of and for the year ended April 30, 2025 and 2024 and Unaudited financial statements of 26 Rafael Sdn. Bhd.as of and for the nine months ended January 31, 2026
99.2	Unaudited pro forma combined financial statements of the Company as of and for the year ended April 30, 2025 and as of and for the nine months ended January 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AiRWA INC.
a Delaware corporation

Dated: April 17, 2026	By:	/s/ Thomas Tarala
Thomas Tarala
Chief Executive Officer

-4-